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                                                                   EXHIBIT 23.01

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-22349.

ARTHUR ANDERSEN LLP

Atlanta, Georgia
June 18, 1997